Where Intelligence Meets Infrastructure® Investor Presentation February 2024

2 Non-GAAP Financial Measures In an effort to provide investors with additional information regarding the Company’s results as determined by accounting principles generally accepted in the United States (“GAAP”), the Company also provides non-GAAP information that management believes is useful to investors. These non-GAAP measures have limitations as analytical tools, and securities analysts, investors and other interested parties should not consider any of these non-GAAP measures in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. These non-GAAP measures may not be comparable to similarly titled measures used by other companies. Adjusted net income, adjusted net income per diluted share, adjusted operating income, adjusted operating margin, adjusted EBITDA and adjusted EBITDA margin are non-GAAP measures that the Company presents as performance measures because management uses these measures to evaluate the Company’s underlying performance on a consistent basis across periods and to make decisions about operational strategies. Management also believes these measures are frequently used by securities analysts, investors and other interested parties in the evaluation of the Company’s recurring performance. Net debt and net debt leverage are non-GAAP measures that the Company presents as liquidity measures because management uses them to evaluate its capital management and financial position, and the investment community commonly uses them as measures of indebtedness. Free cash flow is a non-GAAP liquidity measure used to assist management and investors in analyzing the Company’s ability to generate liquidity from its operating activities. The calculations of these non-GAAP measures and reconciliations to GAAP results are included as an attachment to this presentation, which has been posted online at www.muellerwaterproducts.com. The Company does not reconcile forward-looking non-GAAP measures to the comparable GAAP measures, as permitted by Regulation S-K, as certain items, e.g., expenses related to corporate development activities, transactions, pension expenses/(benefits) and corporate restructuring, may have not yet occurred, are out of the Company’s control and/or cannot be reasonably predicted without unreasonable efforts. Additionally, such reconciliation would imply a degree of precision and certainty regarding relevant items that may be confusing to investors. Such items could have a substantial impact on GAAP measures of the Company's financial performance.

3 Forward-Looking Statements This presentation contains certain statements that may be deemed “forward-looking statements” within the meaning of the federal securities laws. All statements that address activities, events or developments that the Company intends, expects, plans, projects, believes or anticipates will or may occur in the future are forward-looking statements, including, without limitation, statements regarding outlooks, projections, forecasts, expectations, commitments, trend descriptions and the ability to capitalize on trends, value creation, Board of Directors and committee composition plans, long-term strategies and the execution or acceleration thereof, operational improvements, inventory positions, the benefits of capital investments, financial or operating performance including improving sales growth and driving increased margins, capital allocation and growth strategy plans, the Company’s product portfolio positioning and the demand for the Company’s products. Forward-looking statements are based on certain assumptions and assessments made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments. Actual results and the timing of events may differ materially from those contemplated by the forward-looking statements due to a number of factors, including, without limitation, legal, reputational, audit and financial risks resulting from previously reported cybersecurity incidents and possible future cybersecurity incidents, the effectiveness of the Company’s business continuity plans related thereto, and the Company’s ability to recover under its cybersecurity insurance policies; logistical challenges and supply chain disruptions, geopolitical conditions, including the Israel-Hamas war, public health crises, or other events; inventory and in-stock positions of our distributors and end customers; an inability to realize the anticipated benefits from our operational initiatives, including our large capital investments in Chattanooga and Kimball, Tennessee and Decatur, Illinois, plant closures, and reorganization and related strategic realignment activities; an inability to attract or retain a skilled and diverse workforce, including executive officers, increased competition related to the workforce and labor markets; an inability to protect the Company’s information systems against further service interruption, misappropriation of data or breaches of security; failure to comply with personal data protection and privacy laws; cyclical and changing demand in core markets such as municipal spending, residential construction, and natural gas distribution; government monetary or fiscal policies; the impact of adverse weather conditions; the impact of manufacturing and product performance; the impact of wage, commodity and materials price inflation; foreign exchange rate fluctuations; the impact of warranty charges and claims, and related accommodations; the strength of our brands and reputation; an inability to successfully resolve significant legal proceedings or government investigations; compliance with environmental, trade and anti-corruption laws and regulations; climate change and legal or regulatory responses thereto; changing regulatory, trade and tariff conditions; the failure to integrate and/or realize any of the anticipated benefits of acquisitions or divestitures; an inability to achieve some or all of our Environmental, Social and Governance goals; and other factors that are described in the section entitled “RISK FACTORS” in Item 1A of the Company’s most recent Annual Report on Form 10-K and later filings on Form 10-Q, as applicable. Forward-looking statements do not guarantee future performance and are only as of the date they are made. The Company undertakes no duty to update its forward- looking statements except as required by law. Undue reliance should not be placed on any forward-looking statements. You are advised to review any further disclosures the Company makes on related subjects in subsequent Forms 10-K, 10-Q, 8-K and other reports filed with the U.S. Securities and Exchange Commission.

Mueller Water Products at a Glance (NYSE: MWA)

History

- Founded more than 165 years ago
- Spun off from Walter Industries in 2006
- Listed on NYSE (MWA) (June 2006)
- Divested U.S. Pipe (April 2012)
- Divested Anvil (January 2017)
- Acquired Singer Valve (February 2017)
- Acquired Krausz Industries (December 2018)
- Acquired i20 Water (June 2021)

Highlights [1]

$1.22B Net Sales (LTM Q1FY24)	**$202.7M** Adjusted EBITDA (LTM Q1FY24)
6.8% Net Sales CAGR (5-Year FY19-FY23)	**16.7%** Adj. EBITDA % of Net Sales (LTM Q1FY24)
$550.8M Cash Flow from Operations (5-Year FY19-FY23)	**$231.5M** Free Cash Flow (5-Year FY19-FY23)
$230.7M Net Debt (Dec. 31, 2023)	**1.1x** Net Debt to Adj. EBITDA (Dec. 31, 2023)
≈3,200 Employees Worldwide	**10** Manufacturing Facilities [4] **5** R&D Centers [4]

Geography [2]

(% of Consolidated Net Sales)



United States
Rest of World
Canada

Segments [2,3]

(% of Consolidated Net Sales)



Water Flow Solutions
Water Management Solutions

Products [2]

(% of Consolidated Net Sales)



Brass Products
Hydrants & Iron Gate Valves
Specialty Valves
Technology-Enabled
Repair Products

End Markets [2]

(% of Consolidated Net Sales)



60-65% Repair and replacement of municipal water infrastructure
25-30% Residential construction
≈10% Natural gas utilities and industrial applications

(1) See Appendix and SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY19, FY20, FY21, FY22, FY23.
(2) Consolidated net sales information for geography, segments, products and end markets based on FY2023 information and estimates.
(3) Water Flow Solutions includes iron gate valves, specialty valves and service brass products. Water Management Solutions includes fire hydrants, repair and installation, natural gas, metering, leak detection, pressure control and software products.
(4) See Item 2. Properties in 2023 10-K filing for more information.

MUELLER

4

5 Why Invest in Mueller DRIVING GROWTH WITH A STRONG COMPETITIVE POSITION AND BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS BENEFITTING FROM LONG- TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY- ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION SUPPORTING STRATEGIC PRIORITIES WITH A STRONG BALANCE SHEET, AMPLE LIQUIDITY AND GROWING FREE CASH FLOW Growth strategies, capital investments and operational initiatives enable us to deliver further sales and adjusted EBITDA growth

ESG is Core to Mueller

Environmental
Mitigate our environmental impact focusing on emissions, water and waste, using recycled and reused materials

Social
Foster a strong company culture by emphasizing diversity, equity and inclusion and promoting employee engagement

Governance
Promote sound governance that acts in the best interests of our stockholders and our organization

Products
90% of 2023 net sales related to products and solutions for water utilities to serve communities [1]

2022 ESG REPORTS HIGHLIGHTS

51%	Reduction in Scope 1 and Scope 2 emissions intensity against a 2015 baseline
86%	Recycled Metal Used to Produce Our Products
21%	Decrease in Waste Directed to Disposal
56,925	Metric Tons of Recycled Metal used, vs. 22,644 metric tons of waste generated
2.8B	Gallons of water loss savings generated for customers by EchoShore® leak detection since 2020

REPORTING AND DISCLOSURE

Commitment to Transparency by reporting against leading frameworks and expanding our disclosures, including initial TCFD disclosure with 2022 ESG Report

GRI | SASB | SUSTAINABLE DEVELOPMENT GOALS

TCFD — TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

2022 ESG Report



MUELLER

Learn more at www.muellerwaterproducts.com/environmental-social-and-governance

(1) Consolidated net sales Information for geography, segments, products and end markets based on FY2023 information and estimates.

MUELLER
6

Products and Markets

8 Leading Product Positions in Key Product Categories (1) (1) Company estimates based on internal analysis and information from trade associations and distributor networks, where available. (2) Consolidated net sales Information for geography, segments, products and end markets based on FY2023 information and estimates. Fire Hydrants Iron Gate Valves Butterfly Valves Brass Products #1 Product Position A.Y. McDonald ACIPCO DeZURIK Ford Meter Box McWane #1 Product Position #1 Product Position #2 Product Position Broad Portfolio of Products and Solutions with Leading Positions in Key Categories (1) Uniquely Positioned to Address Opportunities with Utilities with its Leading Infrastructure Products and Installed Base Products (2) (% of Consolidated Net Sales) End Markets (2) (% of Consolidated Net Sales) • Water-focused compa y with more than 90% of consolidated net sales associated with water • Leading brands and municipal market specifications • Large installed base of products used by customers for new construction and repair and replacement • Approximately two-thirds of net sales related to repair and replacement activities of utilities • Comprehensive distribution network and strong end-user relationships with end-markets served by limited number of suppliers • Focused on driving best in class customer service supported by in-person and virtual training for end customers and channel partners ≈10% Natural gas utilities and industrial applications 60-65% Repair and replacement of municipal water infrastructure 25-30% Residential construction Brass Products Hydrants & Iron Gate Valves Specialty Valves Technology-Enabled Repair Products

9 Water Utilities Are Facing Many Challenges • Unrealistic for U.S. water utilities and local governments to bridge the gap between their current capital spending and projected need for capital spending, based on the age and life expectancy of their infrastructure • Moving forward the industry will have to use multiple approaches to extend the life of their assets including measured allocation of capital funds, product innovation, predictive maintenance planning, and rate increases • Climate change is reducing both water availability and quality; solutions to retain, treat, and recycle water will need to be incorporated into investment and operating plans • Codification of contaminants regulation could accelerate innovation around testing for and removal of pollutants Aging Infrastructure Digitization Budget Pressures Aging Workforce Urbanization Population Shifts Water Utilities Implications for Utilities • Municipal repair and replacement remains a tailwind • More detailed customer segmentation is needed to market targeted points of differentiation to disparate users • Connecting infrastructure network to provide both predictive insight and mechanical functionality will enhance value proposition, thereby increasing adoption of products and services • Participating in training of the next generation of utility workers could be a competitive advantage • Web-enabled tools are needed to engage new generation of users • Alternative business models likely to become more attractive to utilities Implications for Mueller Regulation Climate

U.S. Water Infrastructure Requires Substantial Long-term Investment

Repair & Replacement Market

- Restoring existing water systems and expanding them to serve a growing population through 2050 will require a $1.7 trillion investment (1)
- ASCE grade for drinking water infrastructure is C- and grade for wastewater infrastructure is D+ (2)
- EPA analysis indicates the need to address aging transmission and distribution pipes is accelerating (see chart below); valves and hydrants are generally replaced along with pipe replacement and repair (3)



Percentage of Replacement Need
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Accelerating Need
2000
2010
2020
2030
2040
2050
2060
2070
Year

U.S. Water Infrastructure CAPEX and Investment Gap

- Spending on Water & Wastewater CAPEX in U.S. is >$50 billion (4)
- ASCE estimates that the current annual investment gap expected to increase from $81 billion to $136 billion in 2039 (5)



Funding Gap $81B
CAPEX
2019
Funding Gap $136B
CAPEX
2039

(1) American Water Works Association, Buried No Longer: Confronting America's Water Infrastructure Challenge 2012
(2) ASCE: 2021 Report Card for America's Infrastructure
(3) The EPA Clean Water and Drinking Water Infrastructure Gap Analysis 2002
(4) Bluefield Research 2019, U.S. Municipal Water Infrastructure Forecast Report
(5) American Society of Engineers (ASCE): The Economic Benefits of Investing in Water Infrastructure

MUELLER 10

Aging Infrastructure Increasing Water Main Breaks

Aging of Pipe Infrastructure

- Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 [1]
- 2.2 million miles of underground pipes for drinking water with 240,000 water main breaks per year [2,3]
- Up to 30% of treated water is lost or unaccounted for in the water system [5]
- Growing number of states requiring water loss audits [6]

Average age of pipe infrastructure, by region [7]



5%
17%
43%
35%
16%
20%
32%
32%
17%
17%
35%
32%
6%
22%
38%
34%
System Age, Years
<30
31 to 60
61 to 100
>100

Water Main Break Rates Increasing [4]

- According to a study by Steven Folkman at Utah State University that surveyed nearly 200,000 miles of water pipelines in more than 300 municipalities in the U.S. and Canada, serving more than 14% of the two countries' total population:
  - Between 2012 and 2018, overall water main break rates increased by 27%, to 14 from 11 breaks/100 miles/year
  - More concerning is that breakage rates of cast iron and asbestos cement pipe – which make up 41% of the installed water mains in the U.S. and Canada – have increased by more than 40% over those six years
  - 82% of cast iron pipes are more than 50 years old and experiencing a 46% increase in break rates
  - Smaller utilities have two times more main breaks than large utilities
  - Nationwide, one mile of installed water main serves 308 people
  - The average age of failing water mains is approximately 50 years
  - Over 16% of North America's underground water infrastructure is past its design service life

(1) Bluefield Research 2019, Water Industry 4.0 Focus Report.
(2) U.S. Environmental Protection Agency, "Drinking Water Infrastructure Needs Survey and Assessment, Sixth Report to Congress," March 2018.
(3) EPA Aging Water Infrastructure Research Program.
(4) "Water Main Break Rates in the USA and Canada: A Comprehensive Study," March 2018, Steven Folkman at Utah State University, https://digitalcommons.usu.edu/cgi/viewcontent.cgi?article=1173&context=mae_facpub.
(5) Navigant Research.
(6) National Resource Defense Council.
(7) Bluefield Research, February 2022, "U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 – 2030."

MUELLER 11

Water Utilities and Water Infrastructure Funding

Water Utilities in North America

- >50,000 water utilities and >14,000 wastewater utilities in U.S. and Canada [1]
- Around 4,400 water utilities, or 9% of the total, serve >80% of the estimated population served (>260M) [1]
- Approximately 14% of the U.S. population served by privately owned water systems, including investor-owned utilities (IOU) [2]

Distribution of Water Utilities in U.S. [1]

Market Tier (by population served)	# Water Utilities	% of Total Utilities	Estimated Population Served	% of Population Served
>100,000	448	0.9%	146.9M	46.8%
10,001 – 100,000	3,960	8.2%	114.4M	36.4%
3,300 – 10,000	4,940	10.2%	29.1M	9.3%
<3,300	39,230	80.7%	23.4M	7.5%

Sources of Funding for U.S. Utilities

- For U.S. utilities, 96% of funding at state/local government level [3]
  - Majority of utilities have service connection fees and/or capital recovery charges, with median fees of about $7,800, up 22% since 2016 [4]
  - CPI for water and sewerage maintenance increased 5.2% in January 2024, and has historically exceeded CPI for all items and other utilities including natural gas, electricity, and postage [5]
  - U.S. municipal bond issuance declined 2.6% y/y to $382 billion in calendar 2023, after two years above $480 billion [6]
  - U.S. Federal government provides incentives for water utility projects such as Drinking Water State Revolving Funds (DWSRF) and Water Infrastructure Finance and Innovation Act (WIFIA) administered by the Environmental Protection Agency (EPA)
- Infrastructure Investment and Jobs Act ("IIJA" or "Infrastructure Bill"), signed Nov. 15, 2021, includes $55 billion of new funding dedicated to water, wastewater and stormwater infrastructure [7]
  - Represents highest level of federal spending in inflation-adjusted dollars since the mid-1970s
  - $55 billion includes $15 billion for lead service line (LSL) replacements and $10 billion to help address emerging contaminants (i.e., PFAS)
  - Existing state revolving funds (drinking water and clean water) are primary ways for funding to get allocated to projects
  - Emphasis on directing funds towards small and disadvantaged communities either as grants or forgivable loans
  - Increases domestic procurement requirements, known as "Build America, Buy America" (BABA), from 55% to 75% over 8-years

(1) Bluefield Research Total Addressable Market for Water & Wastewater Utilities, June 2023.
(2) Bluefield Research 2019, U.S. Private Water Utilities Report.
(3) RAND Corporation 2017 Report titled "Not Everything is Broken."
(4) American Water Works Association 2021 Water and Wastewater Rate Survey.
(5) Bureau of Labor Statistics.
(6) Securities Industry and Financial Markets Association (SIFMA) as of February 1, 2024.
(7) Bluefield Research, May 2022, "The Infrastructure Investment and Jobs Act: Breaking Down the Water Funding."

MUELLER 12

13 Need for Digital Water Solutions Expected to Accelerate Climate Change, Population Growth and Water Scarcity • Aging workforce and anticipated retirements rated as one of the top challenges facing utilities projected to see significant retirements over the next ten years (8) • Increasing consumer awareness and demand for water quality and usage information • Double-digit growth expected for emerging IoT and analytics solutions in areas like optimization, data integration, and strategic asset management (1) (1) Bluefield Research, June 2022, “The Digital Water Revolution: Global Digital Water Market Forecast, 2022 - 2030.” (2) Bluefield Research,2019, Water Industry 4.0 Focus Report. (3) EPA Aging Water Infrastructure Research Program. (4) “Water Main Break Rates in the USA and Canada: A Comprehensive Study,” March 2018, Steven Folkman at Utah State University. “Between 2012 and 2018, overall water main break rates increased by 27% from 11.0 to 14.0 breaks/(100 miles)/year. (5) Bluefield Research, February 2022, “U.S. Water & Sewer Pipe Network Infrastructure: Market Trends and Forecasts, 2022 – 2030.” (6) National Resource Defense Council. (7) U.S. Drought Monitor as of February 13, 2024 (includes contiguous 48 states). (8) American Water Works Association, “2022 State of the Water Industry Report.” • Increased frequency of extreme climate events elevating importance of infrastructure resiliency and water management with 40% of U.S. experiencing drought or abnormally dry conditions (7) • Population growth and migration trends leading to increased demand in suburban/rural areas (1) • Water scarcity awareness has increased conservation and use of low-flow appliances pressuring utility budgets, however additional resources will be needed to meet demand Aging Workforce, Consumer Awareness and Digitization Aging Infrastructure and Non-Revenue Water • Average age of water pipes has increased to 45 years in 2020 from 25 years in 1970 (2) • 240,000 water main breaks per year with 27% increase in break rates since 2012 (3,4) • Estimated U.S. water utilities lose 5.5 billion gallons of drinking water per day due to pipe leaks and main breaks (5) • Growing number of states requiring water loss audits (6) “Bluefield projects that total global digital water spend will scale at an 8.8% CAGR through 2030 with approximately 25% of total global digital water spend in the U.S.” (1) Bluefield Research, June 2022

14 Broad-line of Connected Products that “Close the Loop” with Water Network Administrators & Assets Products and solutions help address critical needs for water utilities, including Echologics' pipe condition assessment services and fixed leak detection solutions, advanced meters and communication equipment, smart hydrants, pressure and water quality monitors, and most recently, our Sentryx software platform METERING & CUSTOMER MANAGEMENT NETWORK MANAGEMENT OPERATIONS ASSET MANAGEMENT & CAPITAL PLANNING Fiscal flow data Customer portal Acoustic leak detection Pressure management Flushing Pipeline condition assessment Service line screening Machine learning risk modelling ControlMonitor A digital services platform that can use data from multiple devices with machine learning models to create actionable insights. Manage Optimize Current Product Offerings

15 Large Capital Projects Large Valve Foundry Brass Foundry Specialty Valve Manufacturing • Benefits include accelerating product development, driving operational efficiencies, reducing duplicative expenses, increasing revenue, expanding capabilities for American-made products and advancing our sustainability environmental initiatives • Expect capital expenditures as a percentage of consolidated net sales to decrease to less than 4% after the completion of the new brass foundry in Decatur, IL • Three large capital projects, which account for approximately $150M of capital expenditures in total, were primary reason for increased capital spending above historical run rate starting in fiscal 2018 • Location: Chattanooga, TN • Status: Construction completed with production volumes ramping up • Benefits: Expands domestic manufacturing capabilities and leverages additive manufacturing technologies for large gate and specialty valves to address anticipated increase in demand for larger valve sizes and “Build America, Buy America” products • Location: Decatur, IL • Status: Plant construction nearly complete with production ramping up • Benefits: Replacing century-old plant with new state-of- the-art facility, using a new lead-free brass alloy, to increase capacity, expand product development capabilities, help achieve sustainability goals with lower energy usage, reduced waste and enhanced safety • Location: Kimball, TN • Status: Plant consolidation and construction completed with product volumes ramping up • Benefits: Consolidating multiple manufacturing facilities for specialty valves and knife gates into one location while also expanding domestic manufacturing capabilities to address anticipated increase in demand for “Build America, Buy America” products (1) Represents the timing of full project completion and not the timing of full annualized benefit from efficiencies and sales from new products.

Financial Performance

Q1 FY2024 Consolidated Results [1,2]

Net Sales ($M)



-18.6% y/y
$314.8
$256.4
Q1 FY2023
Q1 FY2024

- Decreases at both Water Flow Solutions (-14.7% y/y) and Water Management Solutions (-22.9% y/y)
- Primarily due to lower volumes at both Water Flow Solutions and Water Management Solutions were partially offset by higher pricing across most product lines
- Both iron gate valve and hydrant sales in the prior year quarter benefited from serving an elevated backlog, which was down >80% y/y at the end of the quarter

Gross Profit ($M)

% of Net Sales



-7.4% y/y
+410 bps
$93.2
29.6%
$86.3
33.7%
Q1 FY2023
Q1 FY2024

- Gross margin increased 410 bps. primarily due to higher pricing and improved manufacturing performance more than offset lower volumes
- Includes improved labor, material and freight efficiencies
- Reflects the highest quarterly gross margin in over two years

Adj. EBITDA ($M)

% of Net Sales



+1.4% y/y
+350 bps
$44.2
14.0%
$44.8
17.5%
Q1 FY2023
Q1 FY2024

- Increased $0.6M with adj. EBITDA margin of 17.5% improving from 14.0% in the prior year, as benefits from higher pricing, improved manufacturing performance and lower SG&A expenses were more than offset by lower volumes
- Includes $1.0M of pension expense other than service
- LTM Q1FY24 adj. EBITDA of $202.7M (16.7% margin) increased $11.5M (+190 bps.) compared with the prior 12-month period

Adj. Net Income per Diluted share



0.0% y/y
$0.13
$0.13
Q1 FY2023
Q1 FY2024

- Adj. net income per diluted share of $0.13 flat vs. prior year quarter
- Net interest expense declined $0.4M to $3.3M primarily due to higher interest income
- Effective tax rate of 15.4% below prior year due to $1.6M income tax benefit associated with expiration of an uncertain tax position that expired on Dec. 31, 2023, offset by release of $1.6M indemnification receivable in Other expense

(1) Provided with Q1FY24 earnings press release and presentation on February 8 & 9, 2024.
(2) See Appendix for reconciliation of non-GAAP measures to their corresponding GAAP measures.

MUELLER
17

Free Cash Flow (Q1 FY2024)

- Increased net cash provided by operating activities by $74.4M to $67.9M compared with prior year quarter
  - Increase driven by improvements in working capital compared with prior year, including smaller increase in inventories, higher receivables collections and increase in payables, largely related to delays caused by cybersecurity incident
  - Expect benefits from increase in payables to reverse in Q2 as processes have normalized
- Invested $5.7M in capital expenditures, $4.2M lower compared with prior year quarter, primarily due to the timing of spending on new brass foundry in the prior year and some short-term delays related to the cybersecurity incident
- Increased free cash flow $78.6M to $62.2M compared with prior year quarter, with free cash flow 312.6% of adjusted net income
- Did not repurchase common stock in the quarter; as of Dec. 31, 2023, had $90M remaining under share repurchase authorization



$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
-$10.0
-$20.0
-$30.0
$ in Millions
$67.9
($6.5)
Q1 FY2023
Q1 FY2024
Capital expenditures
Free cash flow
Cash provided by (used in) operating activities

MUELLER 18

19 Fiscal 2024 Outlook (1) • Expectations for consolidated net sales to decrease between 2% and 6% as compared with the prior year − Takes into account first quarter performance and recent pricing actions − Expect year-over-year volume headwinds related to lapping the elevated short cycle backlog, mainly for iron gate valves and hydrants, which decreased by nearly 90% in fiscal 2023 • Initial adjusted EBITDA guidance for increase between 3% and 7% as compared with the prior year, despite lower forecasted volumes • Expect free cash flow as a percentage of adjusted net income to be more than 65% as compared with 62.7% in the prior year (1) Provided with Q1FY24 earnings press release on February 8, 2024. Fiscal 2024 Metrics (1) Consolidated Net Sales Growth y/y -2% to -6% Adjusted EBITDA Growth y/y +3% to +7% Total SG&A Expenses $240M to $245M Net Interest Expense $13M to $14M Effective Income Tax Rate 22% to 24% Depreciation and Amortization $65M to $66M Pension Expense Other than Service ≈$4M Capital Expenditures $45M to $50M Free Cash Flow % of Adjusted Net Income >65%

20 Strong Balance Sheet and Liquidity • Moody’s: Ba1 Corporate Rating, Ba1 Notes Rating, Stable Outlook • S&P: BB Corporate and Notes Ratings, Stable OutlookCredit Rating Debt Structure Debt Maturities Financial Covenants • $450M of 4.0% Senior Notes (mature June 2029) • Asset based lending agreement (“ABL”) provides up to $175M revolving credit facility subject to borrowing base (SOFR + 10 bps. + 200 to 225 bps.) with none outstanding (matures July 2025) • No financial maintenance covenants on 4.0% Senior Notes • ABL not subject to any financial maintenance covenants unless excess availability is less than the greater of $17.5M and 10% of the Loan Cap; consolidated Fixed Charge Ratio permitted to be <1x unless threshold is triggered Net Debt Leverage & Liquidity • $230.7M net debt with total debt of $447.4M and total cash of $216.7M (1) • Net debt leverage improved to 1.1x at Dec. 31, 2023 • No debt financing maturities prior to June 2029 • $379.1M of total liquidity, including $162.4M of excess availability under the ABL (1) 4.0% Senior Notes include $3.7M of deferred financing costs. $0 $0 $0 $0 $0 $0 $450 $0 $100 $200 $300 $400 $500 FY23 FY24 FY25 FY26 FY27 FY28 FY29 FY E $ in m ill io ns No debt financing repayments prior to June 2029 Ample capacity to support our strategic priorities, including acquisitions

21 Balanced and Disciplined Capital Allocation • Strong balance sheet, liquidity and cash flow supporting our strategies • Maintaining balanced approach to capital allocation to strengthen and grow the business through capital investments and bolt-on acquisitions • Continuing to return cash to our shareholders, primarily through our ongoing quarterly dividend – Paid quarterly dividend since becoming a publicly- traded company – Increased quarterly dividend 8 times since FY15 – Allocated $10M to share repurchases in FY23 with $90M remaining authorization on our share repurchase program as of Dec. 31, 2023 Shareholders 33% Balance Sheet* 5% Strategic Investments* 62% $245M to Shareholders - $175M dividends - $70M share repurchases Cash Allocation Over Past 5 Years (FY19 to FY23)* $471M to Strategic Investments - $319M capital expenditures - $152M acquisitions * 5-year period includes FY19, FY20, FY21, FY22, FY23; Strategic Investments includes consolidated capital expenditures and cash paid for acquisitions of Krausz, Pratt Industrial JV and i2O Water (excludes proceeds from sales of assets); Balance Sheet includes debt retirement and pension plan payments ($2M to exit Canadian and multiemployer plans) and includes $22M payment for Walter Tax Settlement). Capital Allocation Priorities

22 Investment Highlights BENEFITTING FROM LONG-TERM END MARKET DYNAMICS SUPPORTED BY AGING WATER INFRASTRUCTURE ACCELERATING PRODUCT DEVELOPMENT AND LEVERAGING STRENGTHS TO INCREASE TECHNOLOGY-ENABLED PRODUCTS MODERNIZING MANUFACTURING AND DRIVING OPERATIONAL EXCELLENCE TO DELIVER GROSS MARGIN EXPANSION SUPPORTING STRATEGIC PRIORITIES WITH A STRONG BALANCE SHEET, AMPLE LIQUIDITY AND GROWING FREE CASH FLOW DRIVING GROWTH WITH A STRONG COMPETITIVE POSITION AND BROAD PORTFOLIO OF PRODUCTS AND SOLUTIONS

Supplemental Data

24 Historical Financial Performance • Over last five years, delivered net sales and adjusted EBITDA CAGRs of 6.8% and 2.3%, respectively • Prior to pandemic, delivered net sales and adjusted EBITDA CAGRs of 6.5% and 8.3%, respectively $801 $826 $916 $968 $964 $1,111 $1,247 $1,276 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Consolidated Net Sales $ in millions $156 $164 $180 $198 $191 $204 $195 $202 $0 $50 $100 $150 $200 $250 $300 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Consolidated Adjusted EBITDA (1) $ in millions NOTE: See SEC Filings for Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures. 5-year period includes FY19, FY20, FY21, FY22, FY23. Pre-pandemic period include FY17, FY18, FY19. (1) Adjusted EBITDA excludes other charges of $23.8M in FY16, $21.2M in FY17, $19.7M in FY18, $43.3M in FY19, $13.2M in FY20, $25.7M in FY21, $18.5M in FY22 and $15.9M in FY23.

25 (1) Average Net Working Capital defined as the average of Net Receivables + Net Inventories – Accounts Payable for last 5 quarters. Free Cash Flow (Fiscal 2023) • Increased net cash provided by operating activities for fiscal 2023 by $56.7M to $109.0M compared with prior year primarily due to improvements in working capital • Lowered capital expenditures to $47.6M in fiscal 2023, bringing capital expenditures as a % of net sales to 3.7% compared with 4.4% in the prior year • Increased free cash flow $63.8M to $61.4M for fiscal 2023 compared with prior year, with free cash flow 62.7% of adjusted net income, which exceeded expectations • Repurchased $10M of common stock in 2023, and as of September 30, 2023, had $90M remaining under share repurchase authorization ($2.4) $61.4 $52.3 $109.0 -$10.0 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 $110.0 FY2022 FY2023 $ in M ill io ns Capital expenditures Free cash flow Cash provided by operating activities

26 Strong Balance Sheet with Significant Flexibility • Reduced debt by $1.1B since March 31, 2006, and approximately $650M since September 30, 2008 • Total debt of $447.4M and total cash of $216.7M leading to net debt leverage of 1.1x at Dec. 31, 2023 • $379.1M of total liquidity, including $162.4M of excess availability under the ABL • Capital structure and net leverage position provide flexibility to support capital investments, quarterly dividend and acquisitions $1,549 $1,127 $1,101 $1,096 $740 $692 $678 $623 $601 $541 $489 $484 $481 $445 $446 $448 $447 $447 $447 $447 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 Mar-06 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 FY14 FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 Q1FY24 Total Debt $ in millions

27 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended December 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 141.3 $ 115.1 $ — $ 256.4 Gross profit $ 46.6 $ 39.7 $ — $ 86.3 Selling, general and administrative expenses 19.2 24.6 13.1 56.9 Strategic reorganization and other charges (1) 0.2 — 6.4 6.6 Operating income (loss) $ 27.2 $ 15.1 $ (19.5) $ 22.8 Operating margin 19.2% 13.1% 8.9 % Capital expenditures $ 3.9 $ 1.8 $ — $ 5.7 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 14.3 Strategic reorganization and other charges (1) 6.6 Income tax expense of adjusting items (2) (1.0) Adjusted net income $ 19.9 Weighted average diluted shares outstanding 156.7 Adjusted net income per diluted share $ 0.13 (1) The Company recorded approximately $6.6 million in Strategic reorganization and other charges, including $1.5 million of expenses related to the cybersecurity incidents as well as expenses associated with our leadership transition and transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 15.4%.

28 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) (1) The Company recorded approximately $6.6 million in Strategic reorganization and other charges, including $1.5 million of expenses related to the cybersecurity incidents as well as expenses associated with our leadership transition and transaction-related expenses. (2) The income tax expense of adjusting items reflects an effective tax rate of 15.4%. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments. Three months ended December 31, 2023 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 14.3 Income tax expense (3) 2.6 Other expense 1.6 Interest expense, net (3) 3.3 Pension expense other than service (3) 1.0 Operating income (loss) $ 27.2 $ 15.1 $ (19.5) 22.8 Strategic reorganization and other charges (1) 0.2 — 6.4 6.6 Adjusted operating income (loss) 27.4 15.1 (13.1) 29.4 Pension expense other than service — — (1.0) (1.0) Depreciation and amortization 9.3 7.0 0.1 16.4 Adjusted EBITDA $ 36.7 $ 22.1 $ (14.0) $ 44.8 Adjusted operating margin 19.4% 13.1% 11.5 % Adjusted EBITDA margin 26.0% 19.2% 17.5 % Adjusted EBITDA $ 36.7 $ 22.1 $ (14.0) $ 44.8 Three prior quarters' adjusted EBITDA 80.5 116.3 (38.9) 157.9 Trailing twelve months' adjusted EBITDA $ 117.2 $ 138.4 $ (52.9) $ 202.7 Reconciliation of net debt to total debt (end of period): Current portion of long term debt $ 0.6 Long-term debt 446.8 Total debt 447.4 Less cash and cash equivalents 216.7 Net debt $ 230.7 Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 1.1x Reconciliation of free cash flow to net cash provided by operating activities: Net cash provided by operating activities $ 67.9 Less capital expenditures 5.7 Free cash flow $ 62.2

29 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended December 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net sales $ 165.6 $ 149.2 $ — $ 314.8 Gross profit $ 46.6 $ 46.6 $ — $ 93.2 Selling, general and administrative expenses 22.4 27.0 13.5 62.9 Strategic reorganization and other benefits (1) — — (3.7) (3.7) Operating income (loss) $ 24.2 $ 19.6 $ (9.8) $ 34.0 Operating margin 14.6% 13.1% 10.8 % Capital expenditures $ 7.8 $ 2.1 $ — $ 9.9 Reconciliation of non-GAAP to GAAP performance measures: Net income $ 22.5 Strategic reorganization and other benefits (1) (3.7) Income tax benefit of adjusting items (2) 0.9 Adjusted net income $ 19.7 Weighted average diluted shares outstanding 157.0 Adjusted net income per diluted share $ 0.13 (1) Strategic reorganization and other benefits primarily relate to a gain from the sale of our facility in Aurora, Illinois, partially offset by transaction-related expenses. (2) The income tax benefit of adjusting items reflects an effective tax rate of 23.5%.

30 Segment Results and Reconciliation of Non-GAAP to GAAP Performance Measures (UNAUDITED) Three months ended December 31, 2022 Water Flow Solutions Water Management Solutions Corporate Consolidated (dollars in millions, except per share amounts) Net income $ 22.5 Income tax expense (3) 6.9 Interest expense, net (3) 3.7 Pension expense other than service (3) 0.9 Operating income (loss) $ 24.2 $ 19.6 $ (9.8) 34.0 Strategic reorganization and other benefits (1) — — (3.7) (3.7) Adjusted operating income (loss) 24.2 19.6 (13.5) 30.3 Pension expense other than service (3) — — (0.9) (0.9) Depreciation and amortization 7.7 7.0 0.1 14.8 Adjusted EBITDA $ 31.9 $ 26.6 $ (14.3) $ 44.2 Adjusted operating margin 14.6% 13.1% 9.6 % Adjusted EBITDA margin 19.3% 17.8% 14.0 % Adjusted EBITDA $ 31.9 $ 26.6 $ (14.3) $ 44.2 Three prior quarters' adjusted EBITDA 116.6 64.7 (34.3) 147.0 Trailing twelve months' adjusted EBITDA $ 148.5 $ 91.3 $ (48.6) $ 191.2 Reconciliation of net debt to total debt (end of period): Current portion of long term debt $ 0.9 Long-term debt 446.1 Total debt 447.0 Less cash and cash equivalents 125.6 Net debt $ 321.4 Net debt leverage (net debt divided by trailing twelve months' adjusted EBITDA) 1.7x Reconciliation of free cash flow to net cash used in operating activities: Net cash used in operating activities $ (6.5) Less capital expenditures 9.9 Free cash flow $ (16.4) (1) Strategic reorganization and other benefits primarily relate to a gain from the sale of our facility in Aurora, Illinois, partially offset by transaction-related expenses. (2) The income tax benefit of adjusting items reflects an effective tax rate of 23.5%. (3) The Company does not allocate interest, income taxes or pension amounts other than service to its segments.